Exhibit 99.1

SMARTMETRIC AND HOGIER GARTNER CIA HAVE ENTERED INTO A MANUFACTURERS REPRESENTATIVE AGREEMENT FOR THE PRODUCT SALES OF THE SMARTMETRIC BIOMETRIC CREDIT CARD IN SOUTH AMERICA

NEW YORK, February. 20th, 2018 (GLOBE NEWSWIRE) -- SmartMetric, Inc. (OTCQB:SMME) – SmartMetric, the developer of the biometric credit card and multi-function biometric security card, is pleased to announce that it has entered into an agreement with Hogier Gartner CIA S.A. headquartered in Bogota, Colombia. The agreement appoints Hogier Gartner CIA S.A. as Distributor for SmartMetric’s Biometric Security Cards within South America.

SmartMetric has created a miniature biometric fingerprint scanner that fits inside credit cards and security cards providing high level biometric security for chip based credit cards, enterprise and government cyber security and access control cards. The intellectual property of the SmartMetric biometric card is protected by five (5) recently “issued” patents.

SmartMetric is the developer of the in-the-card biometric fingerprint activated and secured credit card and multi-function security card. The company took over a decade of research and development to create the advanced miniaturized electronics that comprise the extremely thin fully functional self-powered fingerprint scanner that is embedded inside credit and security cards.

HOGIER GARTNER CIA S.A. is an established Visa and MasterCard certified credit card manufacturer that specializes in advanced high-quality credit card production for card issuing Banks throughout Central and Latin America. The company is a leader in the credit card industry using the most updated equipment and technologies in their secure accredited Visa and MasterCard credit card production and personalization facility.

HOGIER GARTNER CIA S.A. was founded 60 years ago. They have extensive relationships with prominent card issuing Banks across South America. Being a respected and established large scale credit card manufacturer, they provide not only card production but as well card personalization of banks credit card customers information. This includes printing and encoding of individual credit card customers details onto the credit card, at their secure Visa/MasterCard accredited facility in Bogota, Colombia for major banks throughout South America.

For more information concerning the new biometric secured credit and security card from HOGIER GARTNER CIA S.A. please contact Alvaro Gartner Valencia at alvaro.gartner@hogier.com To view their website, www.hogier.com

To contact the representative for the SmartMetric biometric credit/security card within the USA please contact PROTEC Secure Card, Tracey Breckenridge at traceyb@protecsecurecard.com To view their website, www.protecsecurecard.com

Safe Harbor Statement:  Forward-Looking Statements in this press release, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Also such forward-looking statements are within the meaning of that term in Section 27A  of the Securities  Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, among others, if we are unable to access the capital necessary to fund current operations or implement our plans for growth; changes in the competitive environment in our industry and the markets where we operate; our ability to access the capital markets; and other risks discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K, which filings are available from the SEC. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this press release. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

CONTACT INFORMATION

SOUTH AMERICA REPRESENTATIVE

HOGIER GARTNER & CIA. S.A.

Alvaro Gartner Valencia

Gerente Comercial & Financiero

Carrera 65, No. 80-16

Bogota D.C. 11121, Colombia

Tel: +57. (1) 4378484

alvaro.gartner@hogier.com

www.hogier.com

USA REPRESENTATIVE

Protec Secure Card, LLC

80 Corbett Way

Eatontown, NJ 07724, USA

+1-732-542-0700

Sales: Tracey Breckenridge

www.protecsecurecard.com

SMARTMETRIC HEAD OFFICE

SmartMetric, Inc.

Chaya Hendrick

President & CEO

3960 Howard Hughes Parkway, Suite 500

Las Vegas, Nevada. 89169 USA
+1.702.990.3687 (West Coast Time)
ceo@smartmetric.com

www.smartmetric.com